UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 31, 2006

Date of Report (Date of earliest event reported)

USI Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50041	13-3771733
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

555 Pleasantville Road, Suite 160 South

Briarcliff Manor, NY 10510

(Address of principal executive offices)

(914) 749-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed pursuant to Instruction 2 to Item 5.02(d)(3) and amends the Form 8-K filed on March 6, 2006 in which the election of Mr. William L. Atwell as a Director of USI Holdings Corporation was disclosed.

Item 5.02.    Election of Directors.

(d)

At a telephonic meeting held on March 31, 2006, the Board of Directors (the “Board”) of USI Holdings Corporation appointed William L. Atwell to the Audit Committee of the Board.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2006

USI HOLDINGS CORPORATION

By:	/s/ ERNEST J. NEWBORN, II
Name: Ernest J. Newborn, II Title: Senior Vice President, General Counsel and Secretary